SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 22, 1997

                              MEDCATH INCORPORATED

             (Exact name of registrant as specified in its charter)

    North Carolina                 0-25176                       56-1635096
(State of Incorporation)       (Commission File                (IRS Employer
                                    Number)                    Identification
                                                                   Number)

                          7621 Little Avenue, Suite 106
                         Charlotte, North Carolina       28226
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (704) 541-3228

Item 5.  Other Events.

                  On August 22, 1997, the Registrant entered into an Appointment Agreement and First Amendment to Rights Agreement, dated as of August 22, 1997 (the "Amendment"), by and among the Registrant, First Union National Bank of North Carolina ("First Union") and LaSalle National Bank ("LaSalle"), pursuant to which the Rights Agreement, dated as of October 15, 1996 (the "Rights Agreement"), between the Registrant and First Union was supplemented and amended and LaSalle was appointed as successor Rights Agent thereunder. The foregoing description is qualified in its entirety by reference to the Amendment, which is set forth as Exhibit 99.2 to the Registrant's amended Registration Statement on Form 8-A/A, filed with the Securities and Exchange Commission (the "Commission") on September 12, 1997 (the "Form 8A/A"), and is hereby incorporated by reference herein.

                  The Company also appointed LaSalle as transfer agent for it's common stock effective on September 2, 1997.

                  In connection with the foregoing, the Registrant mailed to its shareholders a letter describing the appointment of LaSalle as successor Rights Agent under the Rights Agreement. The text of such letter is set forth as
Exhibit 99.3 to the Form 8A/A and is hereby incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

         99.1 Rights Agreement, dated as of October 15, 1996, between the Registrant and First Union National Bank of North Carolina, as Rights Agent (incorporated by reference to Exhibit 99.1 to the Registrant's Registration Statement on Form 8-A filed with the Commission on October 18, 1996).

         99.2 Appointment Agreement and First Amendment to Rights Agreement, by and among the Registrant, First Union National Bank of North Carolina and LaSalle National Bank, as successor Rights Agent (incorporated by reference to Exhibit 99.2 to the Registrant's Registration Statement on Form 8-A/A, filed with the Commission on September 12, 1997).

         99.3 Letter, mailed on August 26, 1997, from the Board of Directors of MedCath Incorporated to Shareholders (incorporated by reference to Exhibit 99.3 to the Registrant's Registration Statement on Form 8-A/A, filed with the Commission on September 12, 1997).




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


                                    SIGNATURE



                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  September 12, 1997

                                                   MEDCATH INCORPORATED



                                                   By: /s/ Richard J. Post

                                                       Richard J. Post
                                                       Chief Financial Officer,
                                                       Secretary and Treasurer




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


                                  EXHIBIT LIST


         99.1 Rights Agreement, dated as of October 15, 1996, between the Registrant and First Union National Bank of North Carolina, as Rights Agent (incorporated by reference to Exhibit 99.1 to the Registrant's Registration Statement on Form 8-A filed with the Commission on October 18, 1996).

         99.2 Appointment Agreement and First Amendment to Rights Agreement, by and among the Registrant, First Union National Bank of North Carolina and LaSalle National Bank, as successor Rights Agent (incorporated by reference to Exhibit 99.2 to the Registrant's Registration Statement on Form 8-A/A, filed with the Commission on September 12, 1997).

         99.3 Letter, mailed on August 26, 1997, from the Board of Directors of MedCath Incorporated to Shareholders (incorporated by reference to Exhibit 99.3 to the Registrant's Registration Statement on Form 8-A/A, filed with the Commission on September 12, 1997).

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